THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

WARRANT CERTIFICATE NO. [@]

SILVERADO GOLD MINES LTD.,
A BRITISH COLUMBIA COMPANY
FORM OF COMMON SHARE PURCHASE WARRANT CERTIFICATE
[DATE OF ISSUANCE]

THIS IS TO CERTIFY THAT , for value received , «name», of «address»«state»«country» (the “Holder”), shall have the right to purchase from SILVERADO GOLD MINES LTD., a British Columbia company (the “Corporation”), [NO. OF WARRANTSHARES]([NO. OF WARRANTSHARES]) fully paid and nonassessable common shares of the Corporation (the “Common Shares”), subject to further adjustment as set forth in Section 6 of the Terms and Conditions, at any time until 5:00 P.M., Pacific time, on <DATE> AND <TERM> (the “Expiration Date”) at an exercise price (the "Exercise Price") equal to $_____ US per share during the period from the date of issuance to the Expiration Date in accordance with the terms hereof and the Terms and Conditions set forth on the reverse of this Warrant Certificate, to which the Holder by acceptance of this Warrant Certificate agrees.

IN WITNESS WHEREOF , the Corporation has caused this Warrant Certificate to be duly executed and delivered by its duly authorized officer.

SILVERADO GOLD MINES LTD.

Attest: __________________________________	By: _______________________________________________
John R. MacKay, Secretary	Garry L. Anselmo, President

STATEMENT OF TERMS AND CONDITIONS

1. Exercise of Warrants. This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per share of Common Shares payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Shares so purchased. Payment of the aggregate Exercise Price must be made in cash or certified funds. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Corporation shall make a cash payment equal to the then fair market value of such fractional share as determined by the Corporation’s Board of Directors.

2. Exercise of Warrants. This Warrant is exercisable in whole or in partial allotments of no less than 1,000 shares at the Exercise Price per Common Share payable hereunder, payable in cash or by certified or official bank check. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the Common Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Common Shares so purchased. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of any fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined by the Company’s Board of Directors.

NOTWITHSTANDING ANY OTHER PROVISION OF THIS WARRANT CERTIFICATE, THE HOLDER SHALL NOT BE ENTITLED TO EXERCISE ANY WARRANTS IF, AFTER GIVING EFFECT TO THE EXERCISE, THE HOLDER WILL BE THE LEGAL OR BENEFICIAL OWNER OF MORE THAN 4.9% OF THE COMMON SHARES OF THE COMPANY. THE HOLDER WILL PROVIDE TO THE COMPANY SUCH INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO ENSURE COMPLIANCE WITH THIS PROVISION.

3. Reservation of Shares. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of Common Shares as shall be required for issuance upon exercise of this Warrant (the “Warrant Shares”).

4. Mutilation or Loss of Warrant. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6. Protection Against Dilution. The Exercise Price and the number of shares which can be purchased by the Holder upon the exercise of this Warrant shall be subject to adjustment in the events and in the manner following: (1) If and whenever the shares at any time outstanding shall be subdivided into a greater or consolidated into a lesser number of shares, the Exercise Price shall be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation, the number of shares which can be purchased upon the exercise of this warrant certificate shall be increased or decreased proportionately as the case may be. (2) In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company, this Warrant shall after such capital reorganization, reclassification of capital, consolidation, merger or amalgamation confer the right to purchase the number of shares or other securities of the Company or of the Company resulting from such capital reorganization, reclassification, consolidation, merger or amalgamation, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger or amalgamation, upon the exercise of this Warrant would have been entitled. On such capital reorganization, reclassification, consolidation, merger or amalgamation appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant so that the provisions set forth herein shall thereafter be applicable as nearly as may reasonably be in relation to any shares or other securities thereafter deliverable on the exercise of this Warrant. (3) The rights of the Holder evidenced hereby are to purchase shares prior to or on the date set out on the face of this Warrant. If there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Company by way of consolidation, merger, subdivision, amalgamation or otherwise, or the payment of any stock dividends, then there shall automatically be an adjustment in either or both of the number of shares which may be purchased pursuant hereto or the price at which such shares may be purchased so that the rights evidenced hereby shall thereafter as reasonably as possible be equivalent to those originally granted hereby. The Company shall have the sole and exclusive power to make such adjustments as it considers necessary and desirable. (4) The adjustments provided for herein in the subscription rights represented by this Warrant are cumulative.

7. Limit Price Acceleration of Exercise Price. In the event that the Company’s Common Shares shall trade at a price in excess of $0.40 per share (the “Limit Price”) for a period of 20 consecutive trading days, then the Holder shall have 15 days in which to elect whether or not to exercise the Warrants (the “Accelerated Exercise Period”). In the event the Warrants are not exercised within the Accelerated Exercise Period, they will expire and the Holder will no longer have any right to exercise the Warrants.

8. Transfer to Comply with the Securities Act. This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment purposes and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant and the stock purchasable hereunder constitute “restricted securities” under federal securities laws and acknowledges that Rule 144 of the Securities and Exchange Commission is not now, and may not in the future be, available for resales of this Warrant and/or the stock purchasable hereunder.

All certificates representing the Warrant Shares will be endorsed with the following legend:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.” 9. Payment of Taxes. The Company shall not be required to pay any tax or other charge imposed in connection with the exercise of this Warrant or a permissible transfer involved in the issuance of any certificate for shares issuable under this Warrant in the name other than that of the Holder, and in any such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no such tax or other charge is due.

10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon, (a) by personal delivery or telecopy, or (ii) one business day after deposit with a nationally recognized overnight delivery service such as Federal Express, with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto. COMPANY: Silverado Gold Mines Ltd., Attention: Garry L. Anselmo, President, Suite 1820, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, fax: (604) 682-3519; HOLDER: At the address set forth above.

11. Governing Law. This Warrant shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

SUBSCRIPTION FORM

TO: SILVERADO GOLD MINES LTD., A British Columbia company (the “Corporation”)

The undersigned Holder of the foregoing Warrant (the “Subscriber”) hereby exercises the right to purchase and hereby subscribes for the number of common shares of SILVERADO GOLD MINES LTD. set forth below (the “Warrant Shares”) in accordance with the Terms and Conditions of this Warrant Certificate and hereby makes payment by cash, certified check or bank draft of the purchase price in full for the Warrant Shares. Please deliver a warrant certificate in respect of the warrants referred to in the Warrant Certificate surrendered herewith but not presently subscribed for to the Subscriber.

The Subscriber represents and warrants to the Corporation that:

(a) The Subscriber has not offered or sold the Shares within the meaning of the United States Securities Act of 1933 (the “Securities Act”);
(b) The Subscriber is acquiring the Shares for its own account for investment, with no present intention of dividing my interest with others or of reselling or otherwise disposing of all or any portion of the same;
(c) The Subscriber does not intend any sale of the Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance;
(d) The Subscriber has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Shares;
(e) The Subscriber is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Shares;
(f) The Shares were offered to the Subscriber in direct communication between the Subscriber and the Company and not through any advertisement of any kind;
(g) The Subscriber has the financial means to bear the economic risk of the investment which it hereby agrees to make.
(h) This subscription form will also confirm the Subscriber’s understanding as follows:
     (1) The Shares have not been registered under the Securities Act or applicable state “Blue Sky” laws and, therefore, the Shares may not be resold, transferred or hypothecated without the registration of the Shares, or an opinion of counsel satisfactory to the Company to the effect that such registration is not necessary.
     (2) Only the Company can take action to register the Shares under the Securities Act or applicable state securities law or to comply with the requirements for an exemption under the Securities Act or applicable state securities law.
     (3) The certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.” (i) The Subscriber is an “accredited investor”, as defined in Rule 501 of Regulation D of the Securities Act.

DATED this ______day of ________________________________, _______________.

Number of Shares Subscribed For:    _____________________________   Signature of Subscriber:   _____________________________

Name of Subscriber (please print):    _____________________________   Address of Subscriber:     _____________________________